Other gains/(losses) - net (Tables)	12 Months Ended
Dec. 31, 2023
Text block [abstract]
Summary of Detailed Information About Other Gains Losses Net Explanatory

	Year ended December 31,
	2021	2022	2023
	RMB’000	RMB’000	RMB’000
Government grants	251,309	408,164	212,257
Foreign exchange gains/(losses) (a)	206,753	(877,232)	75,714
ADS transferring income	109,843	236,827	72,702
Input VAT super-deduction	46,127	92,230	29,454
Others (b)	(114,653)	143,470	(179,791)

	499,379	3,459	210,336

(a)	The foreign exchange losses in 2022, amounting to RMB877 million, was mainly due to the depreciation of RMB against USD.
(b)
Other losses of RMB180 million in 2023 compared to other gains of RMB143 million in 2022, was mainly due to the increase of losses associated with certain risk assets and the high base of the same period last year due to one time recovery of losses associated with legacy business via law suit.